Exhibit 10.5

SECOND AMENDMENT TO RESTATED LOAN AGREEMENT

THIS SECOND AMENDMENT (“Amendment”) to Restated Loan Agreement dated November 26, 2013, as modified by joinder dated December 12, 2014 and amended on May 29, 2015  (the “Agreement”) is made by and between Fifth Third Bank, an Ohio banking corporation (“Lender”), and Innovative Food Holdings, Inc., a Florida corporation, Food Innovations, Inc., a Florida corporation, Gourmet Foodservice Group, Inc., a Florida corporation, Artisan Specialty Foods, Inc., a Delaware corporation, 4 The Gourmet, Inc., a Florida corporation, Haley Food Group, Inc., a Florida corporation, Gourmet Foodservice Group Warehouse, Inc., a Florida corporation, and Food New Media Group, Inc., a New York corporation (“Borrowers”) and Organic Food Brokers, LLC, a Colorado limited liability company (“Organic” with Organic and 2013 Borrowers herein collectively called “Obligors” in this Amendment) on this August 7, 2015 (“Amendment Date”).

RECITALS:

WHEREAS, the Agreement governs four credit facilities established by Lender, consisting of a term loan in the original principal sum of Five Hundred Forty Six Thousand and 00/100 Dollars ($546,000.00) (“Loan 1”), a revolving loan in the maximum principal sum One Million and 00/100 Dollars ($1,000,000.00) (“Original Loan 2”), a term loan in the original principal sum of One Million and 00/100 Dollars ($1,000,000.00) (“Loan 3”); and a term loan in the original principal sum of Nine Hundred Eighty Thousand and 00/100 Dollars ($980,000.00) (“Loan 4”); and

WHEREAS, Obligors and Lender have agreed to amend the Agreement to renew and increase Original Loan 2 to a maximum sum of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) and establish a fifth credit facility for Obligors in the principal sum of One Million and 00/100 Dollars ($1,000,000.00), all secured by Obligors’ tangible and intangible personal property; and

WHEREAS, Obligors and Lender desire to set forth the mutually agreed upon amended terms and conditions to the Agreement for the renewal and increase of Original Loan 2 and the additional credit facility.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The following Definitions are hereby amended to add or be redefined:

a. The definition of “LIBOR Rate” shall remain the same as set forth in the Agreement for Note 1, and Note 3 only, but as to Note 2, Note 4 and Note 5, “LIBOR Rate” shall mean the rate of interest (rounded upwards, if necessary, to the next 1/8 of 1% and adjusted for reserves if Lender is required to maintain reserves with respect to relevant advances) fixed by the ICE Benchmark Administration Limited (or any successor thereto, or replacement thereof, as approved by Lender, each an "Alternate LIBOR Source"), at approximately 11 :00 AM London time (or at the relevant time established by an Alternate LIBOR Source or by Lender), relating to quotations for the one month London InterBank Offered Rates on U.S. Dollar deposits as published on Bloomberg LP (or any successor thereto, or replacement thereof, as approved by Lender, each an "Approved Bloomberg Successor"), or, if no longer provided by Bloomberg LP, such rate as shall be determined in good faith by the Lender from such sources as it shall determine to be comparable to Bloomberg LP (or any Approved Bloomberg Successor) as determined by Lender at approximately 10:00 a.m. Cincinnati, Ohio time on the relevant date of determination.

Second Amendment to Restated Loan Agreement
in Favor of Fifth Third Bank, an Ohio banking corporation

a.  “Loan 5” shall mean the term loan established for Borrowers pursuant to Section 2.1. E.

b.  “Loan 2 Commitment” shall mean the sum of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00).

c. “Loans” shall mean Loan 1, Loan 2, Loan 3, Loan 4, Loan 5 and each other loan governed by this Agreement.  The term “Loan” may refer to any of the Loans, individually.

d. “Loan Documents” shall mean this Agreement, the Notes, any and all Rate Management Agreements, the Guaranty of Organic dated December 12, 2014, the Security Instruments, the Financing Statements, the Loan Commitment Letter, Subordination Agreement, Environmental Agreement dated the Closing Date and all the other documents, agreements, certificates, schedules, statements and opinions, however described, referenced herein or executed or delivered pursuant hereto or in connection with or arising with the Loans or the transactions contemplated by this Agreement

e. “Maturity Date” as to Loan 1, shall mean February 28, 2018, as to Loan 2, shall mean August 1, 2016,  as to Loan 3, shall mean May 26, 2015, as to Loan 4 shall mean May 29, 2020 and as to Loan 5 shall mean December 1, 2015.

f.  “Note 2” shall mean the increase and renewal revolving credit note dated the Amendment Date in the original principal sum of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) and all renewals, modifications, substitutions and consolidations thereto.

g. “Note 5” shall mean the term note dated the Amendment Date in the original principal sum of One Million and 00/100 Dollars ($1,000,000.00) and all renewals, modifications, substitutions and consolidations thereto.

h. “Notes” shall mean Note 1, Note 2, Note 3, Note 4, Note 5 and each other note executed and delivered pursuant to this Agreement.  The term “Note” may refer to any of the Notes, individually.

2.	Paragraph A of Section 1.5 is hereby amended to read:

A.  Interest on Loan 1 shall, until an Event of Default or maturity, accrue interest at the LIBOR Rate plus 3.0%.  Interest on Loan 2 shall, until an Event of Default or maturity, accrue interest at the LIBOR Rate plus 3.250%.  Interest on Loan 3 shall, until an Event of Default or maturity, accrue interest at the LIBOR Rate plus 4.750%. Interest on Loan 4 shall, until an Event of Default or maturity, accrue interest at the LIBOR Rate plus 2.750%. Interest on Loan 5 shall, until an Event of Default or maturity, accrue interest at the LIBOR Rate plus 4.0%.

Second Amendment to Restated Loan Agreement
in Favor of Fifth Third Bank, an Ohio banking corporation

3.	The introductory paragraph section of Paragraph B of Section 2.1 is hereby amended to read:

B.  Loan 2.  Lender agrees, upon the terms and conditions set forth in this Agreement, and in reliance upon the representations and warranties made under this Agreement, to renew and increase the Original Loan 2 and continue to make Loan 2 available to Obligors and allow Obligors during the Advance Term to borrow, repay and re-borrow from Lender in an amount up to, but not exceeding, the Loan 2 Credit Ceiling.  In consideration of Lender renewing and increasing the Original Loan 2, Obligors shall pay Lender a loan fee of $7,500.00.  In addition, Obligors shall pay a fee each month on the unfunded principal amount of Loan 2 in the annualized amount of 25 basis points (0.25%) calculated as of the last Business Day of the preceding month, with the first such fee due as of September 1, 2015 and on each 1st of the month thereafter and on the last day of the Advance Term. For purposes of this Agreement, the unfunded principal amount of Loan 2 shall be One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00), less the average amount of Advances for the month during the period of calculation.  Undrawn Letters of Credit shall not be considered Advances for purposes of this calculation.

4.	Paragraph E is hereby added to Section 2.1 to read:

E.  Loan 5.  Lender agrees, upon the terms and conditions set forth in this Agreement, and in reliance upon the representations and warranties made under the Agreement and this Amendment to loan to Obligors, the amount of One Million and 00/100 Dollars ($1,000,000.00).  At Closing, Lender shall disburse the entire Loan 5 proceeds for working capital purposes.  In consideration of Lender making Loan 5, Obligors shall pay Lender a loan fee of $2,500.00. Obligors shall further pay all expenses, taxes and fees incurred in connection with the documentation, underwriting and Closing of Loan 5  and this Agreement, including, but not limited to, Lender’s attorney's fees, recording fees, lien search fees, appraisal fees, and other reasonable fees and expenses as may be required.

5.           SECTION 2.4 Collateral is hereby amended to add sub paragraph 4 to Paragraph A to read:

4.  As Collateral for Loan 5, a perfected security interest in all Personal Property of Obligors.  In connection with this security interest pledged in the Personal Property, Obligors shall execute and deliver to Lender such reaffirmations of the Security Agreements and authorize the filing of such Financing Statements, as required by Lender, to be recorded with the Secured Transaction Registry for the State of Florida, as Lender deems appropriate to grant Lender a security interest in the Personal Property of Obligors.

6.           Additional Representations, and Warranties of the Obligors. Obligors hereby make the following additional representations and warranties under Article IV, to the Lender:

a.           No Change. Since the Statement Date there has been no material adverse change in the good standing, business, operations, assets, or financial or other condition of Obligors except as specifically disclosed to Lender in writing or in financial statements delivered by Obligors to Lender since the Statement Date. Since the Statement Date, no Obligor has entered into, incurred, or assumed any long-term debt, mortgages, material leases or oral or written commitments, nor commenced any significant project, nor made any purchase or acquisition of any significant property other than the Illinois Real Estate Security and other assets disclosed to Lender in writing.

Second Amendment to Restated Loan Agreement
in Favor of Fifth Third Bank, an Ohio banking corporation

b.           No Legal Bar. The execution, delivery, and performance of the Loan Documents and specifically this Amendment and the documents associated with Loan 2 and Loan 5 and the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of any Obligor.

c.           No Material Litigation. That there is no litigation, investigation, or proceeding (including, without limitation, claims arising out of violation of any Environmental Laws or improper use or disposal of any Hazardous Substances) of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Obligor threatened by or against any Obligor, or against any of such parties' properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property, or financial or other condition of such Obligor.

d.           Taxes.

(i)  Each Obligor has filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes that are being contested in good faith by appropriate proceedings and as to which such Obligor has established adequate reserves.

(ii)           Lender and Obligors believe that since Note 2 and Note 5 are not secured by Florida real estate, the documentary stamp tax due under Florida law in connection with Note 2 and Note 5 are limited to the amount of $2,450.00 each, pursuant to §201.08 (1) of the Florida Statutes (2015) (“Maximum Tax”).  Obligors, jointly and severally, warrant that they will pay to the Lender, its successors and assigns, all sums of money, with interest at the rate equal to the Default Rate, which the Lender shall or may advance, pay or cause to be paid, or become liable to pay, on account of or in connection with the failure to pay any documentary stamp taxes on Note 2 or Note 5 in excess of the Maximum Tax (herein “Taxes”) and any interest and penalties associated with such Taxes.  Obligors will make such payment to the Lender within ten (10) days of Lender's demand therefore, whether Lender shall have paid out such sum, or any part thereof or not.  Upon receipt of such payment by the Lender, the Lender agrees to remit such payments to the appropriate Governmental Authority, if not previously paid.  In any accounting which may be had between the Lender and Obligors, Lender shall be entitled to charge for any and all disbursements in and about the matters herein contemplated made by it in good faith, under the belief that it is or was liable for the Taxes so assessed.  Obligors waive any defense to an action by Lender to enforce payment of Loan 2 and Loan 5 and collection of any Indebtedness based upon nonpayment of any documentary stamp tax on Note 2 and Note 5.

e.           Assets. Each Obligor has good and marketable title to all property and assets reflected in the most current Financial Statements, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to the respective dates thereof. No Obligor has any outstanding liens on any of their properties or assets nor are there any security agreements to which either of them is a party, or title retention agreements, whether in the form of leases or otherwise, of any personal property except as reflected in the most current Financial Statements.

Second Amendment to Restated Loan Agreement
in Favor of Fifth Third Bank, an Ohio banking corporation

7.           Each Obligor acknowledges that they have no claims of offset or defenses to the Indebtedness and hereby confirm that there has been no Event of Default under the Agreement or any other Loan Document. Each Obligor waives any and all claims of offset or defenses to the Loan Documents and the Indebtedness as a condition to the extension of the additional credit represented by Loan 2 and Loan 5 by Lender hereunder.

8.           These covenants shall be deemed supplemental to the covenants contained within the Agreement unless they expressly conflict with such covenants in which event these provisions shall prevail.

9.           This Amendment may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

10.           In all other respects, Obligors and Lender hereby ratify and confirm the terms and conditions of the Agreement.

IN WITNESS WHEREOF, the parties have executed or caused theses presents to be executed this August 7, 2015.

Signed Sealed and Delivered in the
Presence of:

Witness as to Borrower Witness as to Borrower	Innovative Food Holdings, Inc., a Florida corporation
By: Justin Wiernasz, its President

Witness as to Borrower Witness as to Borrower	Food Innovations, Inc., a Florida corporation
By: Justin Wiernasz, its President

Witness as to Borrower Witness as to Borrower	Gourmet Foodservice Group, Inc., a Florida corporation
By: Justin Wiernasz, its President

Second Amendment to Restated Loan Agreement
in Favor of Fifth Third Bank, an Ohio banking corporation

Witness as to Borrower Witness as to Borrower	Artisan Specialty Foods, Inc., a Delaware corporation
By: Justin Wiernasz, its President

Witness as to Borrower Witness as to Borrower	4 The Gourmet, Inc., a Florida corporation
By: Justin Wiernasz, its President

Witness as to Borrower Witness as to Borrower	Haley Food Group, Inc., a Florida corporation
By: Justin Wiernasz, its President

Witness as to Borrower Witness as to Borrower	Gourmet Foodservice Group Warehouse, Inc., a Florida corporation.
By: Justin Wiernasz, its President
Witness as to Borrower Witness as to Borrower	Food New Media Group, Inc., a New York corporation
By: Justin Wiernasz, its President
Signatures continue on next succeeding page

Second Amendment to Restated Loan Agreement
in Favor of Fifth Third Bank, an Ohio banking corporation

Witness as to Organic Witness as to Organic	Organic Food Brokers, LLC, a Colorado limited liability company By: Justin Wiernasz, its President

Signatures continue on next succeeding page

Second Amendment to Restated Loan Agreement
in Favor of Fifth Third Bank, an Ohio banking corporation

Witness as to Lender Witness as to Lender	Lender:
Fifth Third Bank, an Ohio banking corporation,

By: ______________________________
Timothy J. Reiter, Vice President

Second Amendment to Restated Loan Agreement
in Favor of Fifth Third Bank, an Ohio banking corporation